UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 21, 2010 (January 14, 2010)

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-358-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2010, the compensation committee of the board of directors (the “Committee”) of NeurogesX, Inc. (the “Company”), approved the following payments under the 2009 NeurogesX, Inc. Bonus Plan (the “2009 Bonus Plan”) for the Company’s named executive officers:

•	Anthony DiTonno, President and Chief Executive Officer: 100% of target bonus payable in cash, or $183,480, and an additional grant of options to purchase 12,921 shares of the Company’s common stock;

•	Stephen Ghiglieri, Chief Financial Officer: 100% of target bonus payable in cash, or $77,500, and an additional grant of options to purchase 5,457 shares of the Company’s common stock;

•	Jeff Tobias, Chief Medical Officer: 125% of target bonus payable in cash, or $103,781;

•

Michael Markels, Vice President Commercial Operations and Business Development: 100% of target bonus payable in cash, or $52,000, and an additional grant of options to purchase 3,661 shares of the Company’s common stock; and

•	Susan Rinne, Vice President, Regulatory: 150% of target bonus payable in cash, or $78,750.

The stock option grants enumerated above were all granted under the Company’s 2007 Stock Plan with exercise prices equal to $7.10, the closing price of the Company’s common stock on January 14, 2010. One hundred percent (100%) of the shares subject to each stock option grant were vested and exercisable on the date of grant.

The Committee further approved the following annual base salaries, effective January 1, 2010, for the named executive officers of the Company as follows:

•	Anthony DiTonno, President and Chief Executive Officer: $425,000 annual base salary;

•	Stephen Ghiglieri, Chief Financial Officer: $340,000 annual base salary;

•	Jeff Tobias, Chief Medical Officer: $360,000 annual base salary; and

•	Michael Markels, Vice President Commercial Operations and Business Development: $285,000 annual base salary.

The Committee also approved bonus targets for the Company’s named executive officers for 2010 performance of such executives and the Company (the “2010 Bonus Plan”). The Committee is expected to set specific performance goals, among other provisions, for the 2010 Bonus Plan at a future meeting. Under the 2010 Bonus Plan, the target bonuses for the Company’s named executive officers are as follows:

•	Anthony DiTonno, President and Chief Executive Officer: 50% of base salary;

•	Stephen Ghiglieri, Chief Financial Officer: 35% of base salary;

•	Jeff Tobias, Chief Medical Officer: 35% of base salary; and

•	Michael Markels, Vice President Commercial Operations and Business Development: 30% of base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Chief Financial Officer

Date: January 21, 2010

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